Exhibit 10.5

GRASSMERE ACQUISITION CORPORATION

_________, 2011

Grassmere Partners, LLC
801 W. 47th St.  Suite 400
Kansas City, Missouri 64112

Re: Administrative Services Agreement

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the date the securities of Grassmere Acquisition Corporation (the “Company”) are first quoted on the Over-The-Counter Bulletin Board quotation system (the “Quoting Date”), pursuant to a Registration Statement on Form S-1 and prospectus filed with the Securities and Exchange Commission (the “Registration Statement”) and continuing until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Grassmere Partners, LLC shall make available to the Company, at 801 W. 47th St., Suite 400, Kansas City, MO 64112 (or any successor location of Grassmere Partners, LLC), certain office space, utilities and secretarial support as may be reasonably required by the Company. In exchange therefor, the Company shall pay Grassmere Partners, LLC the sum of $15,000 per month on the Quoting Date and continuing monthly thereafter until the Termination Date.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Missouri, without giving effect to its choice of laws principles.

[Signature page follows]

Very truly yours,

GRASSMERE ACQUISITION CORPORATION

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

GRASSMERE PARTNERS, LLC

By:
Name:
Title:

[Signature Page to Administrative Services Letter Agreement]